Exhibit 99.2

WNS (HOLDINGS) LIMITED

NOTICE OF ANNUAL GENERAL MEETING

To be held on October 30, 2025

To our Shareholders:

NOTICE IS HEREBY GIVEN that an annual general meeting (the “Annual General Meeting”) of the shareholders of WNS (Holdings) Limited, a company incorporated in Jersey, Channel Islands (the “Company”), will be held at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands on Thursday, October 30, 2025 at 11.00 a.m. GMT for the purpose of considering the following business, as more fully described in the Proxy Statement accompanying this notice, and if thought fit, adopting the following resolutions:

IMPORTANT NOTE: reference is made in this proxy statement to the proposed acquisition by Capgemini S.E. (or its nominee(s)) of the entire issued and to be issued share capital of the Company to be implemented by means of a scheme of arrangement between the Company and its members pursuant to Articles 125 and 126 of the Companies (Jersey) Law 1991 (the “Acquisition”).

If the Acquisition completes at any time on or prior to 11.00 a.m. GMT on October 30, 2025:

a.

the record date for determining those Shareholders who will be entitled to attend and vote at the Annual General Meeting will automatically change to 11.00 a.m. GMT on October 30, 2025 (so that the only member of the Company entitled to attend and vote at that meeting will be Capgemini S.E. (or its nominee(s)); and

b.	at the direction of Capgemini S.E., the Annual General Meeting will be cancelled.

ORDINARY BUSINESS

The following resolutions will be proposed as ordinary resolutions:

Resolution 1 (Audited annual accounts)

THAT the audited accounts of the Company for the financial year ended March 31, 2025, including the report of the auditors, be and hereby are adopted.

Resolution 2 (Re-appointment of auditors)

THAT Grant Thornton Bharat LLP be and hereby is re-appointed as the Company’s independent auditors in respect of the financial year ending March 31, 2026 to hold office until the next annual general meeting of the Company to be held in respect of the financial year ending March 31, 2026.

Resolution 3 (Auditors’ remuneration)

THAT:

(a)	a sum of US$ $559,000/- (inclusive of customary out of pocket expenses and exclusive of taxes); and

(b)

a further sum in an amount to be determined by the Board of Directors or a committee thereof, provided that such amount will be reported in the Company’s audited financial statements for the year ending March 31, 2026 be and hereby are approved as being available for the payment of remuneration of the Auditor for the period of their appointment for the audit services to be rendered in respect of the Company’s financial statements for the financial year ending March 31, 2026 and that the Board of Directors or a committee thereof is authorized to determine the remuneration payable from time to time to the auditors during this period in accordance with this approval.

Resolution 4 (Re-election of Class III Director, Ms. Francoise Gri)

THAT Ms. Francoise Gri be and hereby is re-elected to hold office as a Class III Director until the earlier of: (i) May 05, 2026; or (ii) cessation of her directorship consequent to any changes in Company’ s Board of Directors at or following the completion of the Acquisition.

Resolution 5 (Re-election of Class I Director, Mr. Mario Vitale)

THAT Mr. Mario Vitale be and hereby is re-elected to hold office as a Class I Director from the date of the Annual General Meeting until the earlier of: (i) the completion of the term of his appointment as per the provisions of the articles of association of the Company in relation to retirement by rotation; or (ii) cessation of his directorship consequent to any changes in Company’ s Board of Directors at or following completion of the Acquisition.

Resolution 6 (Re-election of Class I Director, Mr. Timothy Main)

THAT Mr. Timothy Main be and hereby is re-elected to hold office as a Class I Director from the date of the Annual General Meeting until the earlier of: (i) the completion of the term of his appointment as per the provisions of the articles of association of the Company in relation to retirement by rotation; or (ii) cessation of his directorship consequent to any changes in Company’ s Board of Directors at or following completion of the Acquisition.

Resolution 7 (Re-election of Class I Director, Ms. Lan Tu)

THAT Ms. Lan Tu be and hereby is re-elected to hold office as a Class I Director from the date of the Annual General Meeting until the earlier of: (i) the completion of the term of her appointment as per the provisions of the articles of association of the Company in relation to retirement by rotation; or (ii) cessation of her directorship consequent to any changes in Company’ s Board of Directors at or following completion of the Acquisition.

SPECIAL BUSINESS

The following resolution will be proposed as ordinary resolution:

Resolution 8 (Directors’ remuneration during the period of their directorship)

THAT an aggregate sum of US$ 6 (six) million be and is hereby approved as being available for the payment of remuneration and other benefits (excluding any charges incurred in connection with exercising issued and outstanding awards) to the Directors of the Company during the period of their directorship, to be applied, as the Directors may decide in their discretion, for the period from the Annual General Meeting until the earlier of: (i) the next annual general meeting of the Company; or (ii) any changes in the terms of Directors remuneration post completion of Acquisition.

DATED: October 2, 2025	Registered Office:
22 Grenville Street,
BY ORDER OF THE BOARD OF DIRECTORS	St Helier,
Jersey JE4 8PX, Channel
Islands
Mourant Secretaries (Jersey) Limited
Company Secretary

NOTES:

1.

Subject to Note 2 below, the Board of Directors have fixed the close of business on September 29, 2025 as the record date for determining those persons whose names appear on our Register of Members as holders of our ordinary shares (collectively, our “Shareholders”) who will be entitled to notice of and to attend and vote at the Annual General Meeting, and to receive copies of this notice, the accompanying Proxy Statement, Form of Proxy, and the notice of availability of the Company’s annual report on Form 10-K for the financial year ended March 31, 2025 (the “Annual Report”).

2.	If the Acquisition completes at any time on or prior to 11.00 a.m. GMT on October 30, 2025:

a.

the record date for determining those Shareholders who will be entitled to attend and vote at the Annual General Meeting will automatically change to 11.00 a.m. GMT on October 30, 2025 (so that the only member of the Company entitled to attend and vote at that meeting will be Capgemini S.E. (or its nominee(s)); and

b.	at the direction of Capgemini S.E., the Annual General Meeting will be cancelled.

3.

A Shareholder entitled to attend and vote at the Annual General Meeting is entitled to appoint a proxy or proxies to attend the Annual General Meeting and to vote on his behalf. A proxy need not be a Shareholder. A Form of Proxy, which should be completed in accordance with the instructions printed thereon, is enclosed with this document. The appointment of a proxy will not prevent a Shareholder from subsequently attending and voting at the Annual General Meeting in person.

4.

To be valid, the instrument appointing a proxy or proxies, and any power of attorney or other authority (e.g. board minutes) under which it is signed (or a notarially certified copy of any such power or authority), must be deposited at our registered office at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (Attn: Mourant Governance Services (Jersey) Limited) not less than 48 hours before the time appointed for the holding of the Annual General Meeting or any adjournment thereof or for the taking of a poll at which the proxy proposes to vote.

5.

A proxy may be revoked by: (i) giving the Company notice in writing deposited at our registered office at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (Attn: Mourant Governance Services (Jersey) Limited) before the commencement of the Annual General Meeting or any adjournment thereof or for the taking of a poll at which the proxy proposes to vote; (ii) depositing a new Form of Proxy with the Company Secretary before the commencement of the Annual General Meeting or any adjournment thereof or for the taking of a poll at which the proxy proposes to vote (although it should be noted that the new Form of Proxy will only be a valid proxy, as opposed to being capable of revoking an earlier Form of Proxy, if deposited not less than 48 hours before the time appointed for the Annual General Meeting or any adjournment thereof or for the taking of a poll at which the proxy proposes to vote); or (iii) attending in person and voting on a poll.

6.

A body corporate which is a Shareholder entitled to attend and vote at the Annual General Meeting may authorize a person to act as its representative at the Annual General Meeting in respect of all or a particular number of ordinary shares held by the Shareholder. A body corporate which is a Shareholder may appoint more than one person to act as its representative. If a body corporate which is a Shareholder appoints more than one person to act as its representative, each resolution (and each instrument of appointment) shall specify the number of ordinary shares held by the Shareholder for which the relevant person is appointed its representative. For the avoidance of doubt, a body corporate which is a Shareholder may appoint (in addition to the representatives (if any) appointed by it) any number of persons to act as its proxy at the Annual General Meeting in respect of all or a particular number of ordinary shares held by the Shareholder. A person duly authorized to act as a representative of a body corporate which is a Shareholder shall be entitled to exercise on behalf of the Shareholder the same powers (in respect of the number of ordinary shares held by the Shareholder for which the relevant person is appointed its representative) as the Shareholder could exercise. If a Shareholder which is a body corporate appoints more than one representative (but subject to the voting instructions (if any) given by the Shareholder), no representative need cast all the votes used by him in respect of any resolution in the same way as any other representative or any proxy appointed by the Shareholder.

7.

If the Annual General Meeting is adjourned for lack of a quorum, the adjourned meeting will be held at 11:00 a.m. GMT on November 06, 2025 at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands. Under the Company’s Articles of Association, the quorum for the holding of general meetings is not less than two Shareholders present in person or by proxy and holding ordinary shares conferring not less than one-third of the total voting rights of all the Shareholders entitled to vote at the meeting.

8.

A copy of the Annual Report is available for inspection at the Company’s registered office. In addition, Shareholders will be provided with a copy of the Annual Report, free of charge, upon request by contacting the Company Secretary, Mourant Secretaries (Jersey) Limited, at 22 Grenville Street, St Helier, Jersey JE4 8PX, Channel Islands (MourantGSWNS@mourant.com attention: Michael Lynam telephone: +44 1534 676000) or gopi.krishnan@wns.com, attention: Gopi Krishnan. Shareholders may also access a copy of the Annual Report on the Company’s website at www.wns.com.

9.	Explanatory notes to the resolutions to be proposed at the Annual General Meeting are contained in the Proxy Statement, which accompanies this Notice of Annual General Meeting.